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                                                                   EXHIBIT 10.31





                               EXCHANGE AGREEMENT


                 THIS EXCHANGE AGREEMENT (the "Agreement") is made and entered into as of the 20th day of September, 1996, by and between Trinity Industries Inc., a Delaware corporation ("Trinity"), and Halter Marine Group, Inc., a Delaware corporation (the "Company").

                 WHEREAS, the Company has filed with the Securities and Exchange Commission a registration statement on Form S-1 (the "Registration Statement") in order to effect the registration of the initial public offering (the "Offering") of 3,450,000 shares of Common Stock under the Securities Act of 1933; and

                 WHEREAS, in connection with and pursuant to the Offering, the Company and Trinity will consummate certain consolidation transactions including, among other things, (i) the transfer to the Company of the stock of each subsidiary of Trinity that has assets and liabilities related to the Company Businesses (collectively, the "Transfer of Subsidiary Stock"), (ii) the transfer to the Company of certain assets and liabilities of Trinity related to the Company Businesses (the "Transfer of Divisional Assets") and (iii) the assumption by the Company of certain indebtedness of Trinity associated with the Company Businesses; and

                 WHEREAS, in consideration for the contributions of Trinity to the Company including, among other things, the Transfer of Subsidiary Stock and the Transfer of Divisional Assets, the Company will issue to Trinity 15,000,000 shares of the Company's common stock, par value $0.01 per share.

                 NOW THEREFORE, in consideration of the mutual undertakings described herein, the parties agree as follows:

                 1. Transfer of Subsidiary Stock. Trinity hereby agrees to transfer to Halter Marine, Inc., a Nevada corporation all of the issued and outstanding stock of the following wholly owned subsidiaries of Trinity:

                          (a)     Equitable Shipyards, Inc.;
                          (b)     Gretna Machine & Ironworks, Inc.;
                          (c)     Gulf Coast Fabrication, Inc.;
                          (d)     Halter Marine, Inc., a Louisiana corporation;
                          (e)     Halter Marine Gulf Repair, Inc.;
                          (f)     Halter Marine Gulfport, Inc.;
                          (g)     Halter Marine Panama City, Inc.;
                          (h)     Halter Marine Pascagoula, Inc.;
                          (i)     Halter Marine Services, Inc.;
                          (j)     Trinity Yachts, Inc.;
                          (k)     Washington Marine Fabricators, Inc.; and
                          (l)     Offshore Marine Indemnity Company.

                 2. Transfer of Stock of Halter Marine, Inc. Trinity hereby agrees to transfer to the Company all of the issued and outstanding stock of Halter Marine, Inc., a Nevada corporation.


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                3.        Transfer of Divisional Assets.  Trinity hereby agrees
to transfer to the Company, following the Transfer of Subsidiary Stock described in Section 1 hereof, the assets and liabilities of Trinity associated with the Company Businesses (the "Divisional Assets"), as described in the Registration Statement. Trinity further agrees that the transfer of such assets will be made directly to a wholly owned subsidiary of the Company, at the direction of the Company, which subsidiary is named in the Direction to Transfer Assets, executed by the Company and dated as of the date hereof.



                4. Assumption of Indebtedness. Trinity and the Company hereby agree to enter into an Assumption Agreement whereby the Company will assume certain indebtedness of Trinity, as more fully described in the Assumption Agreement.


                5. Issuance of Stock. In consideration of the transfers of stock and assets and assumption of liabilities as described in Sections 1 through 3 hereof, the Company hereby agrees to issue to Trinity 15,000,000 shares of the Company's common stock, par value $0.01 per share.


                6. Governing Law. Unless otherwise specified therein, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the United States of America.


                7. Captions. The headings and captions appearing in this Agreement have been included solely for convenience and shall not be considered in construing this Agreement.


                8. Definitions. Terms used herein and not defined herein, but which are defined in the Registration Statement, shall have the meanings herein assigned to them in the Registration Statement.


                9. Amendments. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the parties hereto.
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                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date set forth above.


                           HALTER MARINE GROUP, INC.


                           By:/s/ JOHN DANE III
                              ----------------------------------------
                              John Dane III
                              President and Chief Executive Officer



                           TRINITY INDUSTRIES, INC.


                           By:/s/ F. DEAN PHELPS
                              ----------------------------------------
                              F. Dean Phelps
                              Vice President